Exhibit 10.1
EXECUTION COPY

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is entered into as of October 30, 2015 among TEXAS-NEW MEXICO POWER COMPANY, a Texas corporation (the "Borrower"), the Lenders party hereto and KEYBANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).
R E C I T A L S
WHEREAS, the Borrower, the Lenders party thereto and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement, dated as of September 18, 2013 (as amended or modified from time to time, the "Credit Agreement");
WHEREAS, the Borrower has requested a modification to the Credit Agreement as described below; and
WHEREAS, the Administrative Agent and the Lenders party hereto are willing to agree to such modification, subject to the terms set forth herein as more fully set forth below.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
A G R E E M E N T
1.    Amendments to Credit Agreement. Clause (q) in Section 8.5 of the Credit Agreement is amended and restated in its entirety to read as follows:
(q) the Lien of the FMB Mortgage Documents on the Mortgaged Property and Liens on the Mortgaged Property which would not otherwise be permitted under this Section 8.5 and which are “Permitted Liens” (as such term is defined in the FMB Mortgage as in effect on the date hereof), subject in each case to compliance with Section 7.2,

2.    Effectiveness. This Amendment shall be effective on the date of receipt by the Administrative Agent of (i) copies of this Amendment duly executed by the Borrower, the Administrative Agent and the Required Lenders and (ii) the Administrative Agent’s and its affiliates’ fees and expenses (including fees and expenses of counsel for the Administrative Agent) in connection with this Amendment.

3.    Ratification of Credit Agreement. The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended and modified by this Amendment and as amended and modified from time to time hereafter. Except as herein specifically agreed, the Credit Agreement, as amended by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect according to its terms. Each party hereto acknowledges and consents to the modifications set forth herein and agrees that, other than as explicitly set forth in Section 1 above, this Amendment does not impair, reduce or limit any of its obligations under the Credit Documents

(including, without limitation, the indemnity obligations set forth therein) and that, after the date hereof, this Amendment shall constitute a Credit Document.

4.    Authority/Enforceability. The Borrower represents and warrants as follows:
(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(b)    This Amendment has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Amendment.
2.    Representations and Warranties. The Borrower represents and warrants to the Lenders that (a) the representations and warranties of the Borrower set forth in Section 6 of the Credit Agreement are true and correct as of the date hereof, unless they specifically refer to an earlier date, except that all references in Section 6.7 of the Credit Agreement to December 31, 2012 shall be changed to December 31, 2014 for purposes hereof, (b) no event has occurred and is continuing which constitutes a Default or an Event of Default, and (c) it has no claims, counterclaims, offsets, credits or defenses to its obligations under the Credit Documents, or to the extent it has any, they are hereby released in consideration of the Lenders party hereto entering into this Amendment.
3.    No Conflicts. The Borrower represents and warrants that the execution and delivery of this Amendment, the consummation of the transactions contemplated herein and in the Credit Agreement (before and after giving effect to this Amendment), and the performance of and compliance with the terms and provisions hereof by the Borrower will not (a) violate, contravene or conflict with any provision of its articles or certificate of incorporation, bylaws or other organizational or governing document, (b) violate, contravene or conflict with any law, rule, regulation (including, without limitation, Regulation U and Regulation X), order, writ, judgment, injunction, decree or permit applicable to the Borrower, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which the Borrower is a party or by which it or its properties may be bound or (d) result in or require the creation of any Lien upon or with respect to the Borrower's properties.
4.    Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy or by electronic format (pdf) shall be effective as an original.
5.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.
BORROWER:

TEXAS-NEW MEXICO POWER COMPANY,
a Texas corporation
By:    /s/ Elisabeth Eden
Name:     Elisabeth Eden
Title:     Vice President and Treasurer

ADMINISTRATIVE AGENT:

KEYBANK, NATIONAL ASSOCIATION,
as Administrative Agent and as a Lender
By:    /s/ Keven D. Smith
Name:     Keven D. Smith
Title:     Senior Vice President

LENDERS:
UNION BANK, N.A.,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:    /s/ Helen D. Davis
Name:     Helen D. Davis
Title:     Vice President

UNION BANK, N.A.,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

SUNTRUST BANK,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

LENDERS:
UNION BANK, N.A.,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

UNION BANK, N.A.,
as a Lender

By:    /s/ Chi-Cheng Chen
Name:     Chi-Cheng Chen
Title:     Director

SUNTRUST BANK,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

LENDERS:
UNION BANK, N.A.,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

UNION BANK, N.A.,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

SUNTRUST BANK,
as a Lender

By:    /s/ Yann Pirio
Name:     Yann Pirio
Title:     Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

LENDERS:
UNION BANK, N.A.,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

UNION BANK, N.A.,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

SUNTRUST BANK,
as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Gregory R. Gredvig
Name:     Gregory R. Gredvig
Title:     Vice President